Deferred revenue (Details Narrative) - USD ($) $ in Thousands	3 Months Ended
	Nov. 30, 2022	Aug. 11, 2022
IfrsStatementLineItems [Line Items]
Deferred revenue description	The Company drew down the first tranche of $2.5 million in exchange for delivering 434 ounces of gold per quarter, commencing February 2023, for a total of 1,735 ounces of gold over four quarters.
Purchase Agreement [Member]
IfrsStatementLineItems [Line Items]
Prepaid gold dore		$ 5,000